First Quarter Earnings APRIL 23, 2014

AGENDA IDEX Outlook Q1 2014 Financial Performance Q1 2014 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Guidance Update Q&A 1

REPLAY INFORMATION Dial toll–free: 855.859.2056 International: 404.537.3406 Conference ID: #30411379 Log on to: www.idexcorp.com 2

Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC. 3

$0 $20 $40 $60 $80 Q1 $67 $66 2013 2014 15% 20% 25% Q1 19.2% 20.9% 2013 2014 $ .00 $ .50 $1.00 Q1 $0.74 $0.91 2013 2014 $0 $200 $400 $600 Q1 $494 $544 2013 2014 Revenue Organic: 8% growth 170 bps expansion EPS Operating Margin Free Cash Flow Organic growth and margin expansion deliver an outstanding start to 2014 23% growth 1% decrease IDEX Q1 Financial Performance 4

$0 $50 $100 $150 $200 $250 Q1 $221 $225 2013 2014 $0 $50 $100 $150 $200 $250 Q1 $212 $223 2013 2014 10% 15% 20% 25% 30% Q1 22.7% 25.3% 2013 2014 Orders Revenue Q1 Revenue Mix: Organic 5% Acquisition 0% Fx 1% Total 6% Q1 Summary:  Consistent organic order growth has driven strong results, and positions us well going forward  Energy growth driven from North American retrofits and extended winter, particularly within our Liquid Controls business  Water services, on the strength of renewed municipal spending, continues to deliver strong orders  Agriculture showed little impact from weather, the market was stable and corn prices continue to rise, but we remain cautious on the full-year outlook 260 bps expansion Operating Margin Organic: 1% growth Organic: 5% growth Fluid & Metering 5 Excellent operating margin driven by strength in each platform

$0 $50 $100 $150 $200 Q1 $179 $195 2013 2014 $0 $50 $100 $150 $200 Q1 $173 $186 2013 2014 10% 13% 15% 18% 20% Q1 18.7% 19.4% 2013 2014 Health & Science Orders Revenue Operating Margin Q1 Revenue Mix: Organic 5% Acquisition 3% Fx 0% Total 8% Q1 Summary:  Teams delivered on momentum from the fourth quarter, while maintaining a strong backlog and realizing the benefits of operational initiatives from 2013  Renewed spending in core markets and successful new product launches have benefited Scientific Fluidics  Material Process continues to see large project orders in the Pharmaceutical markets  Specialty Seals is winning on strength of oil and gas markets, and expanded capabilities in North America Organic: 6% growth Organic: 5% growth 70 bps expansion 6 Margin improves 70 bps on the benefit from operational initiatives

$0 $50 $100 $150 Q1 $117 $116 2013 2014 $0 $50 $100 $150 Q1 $112 $137 2013 2014 10% 15% 20% 25% 30% Q1 25.3% 28.9% 2013 2014 Orders Revenue 360 bps expansion Organic: 2% decline Operating Margin Q1 Revenue Mix: Organic 22% Acquisition 0% Fx 1% Total 23% Q1 Summary:  Large Dispensing order, received in third quarter 2013, contributed approximately 4 percent of organic revenue growth for the corporation  Outlook is positive in the mature Dispensing markets of North America and Europe  Power facility trailer orders in FSG augment a stable core business  Rescue experiencing softness in China due to slow decision making on large projects Organic: 22% growth Fire & Safety Diversified 7 Dispensing execution on large order generates superior operating margins

Q2 2014 EPS estimate range: $0.85 – $0.87 Organic revenue growth: ~ 4% Operating margin: ~ 20% Tax rate: ~ 30.0% FY 2014 EPS estimate range: $3.38 – $3.45 Organic revenue growth: ~ 4% – 5% Operating margin: > 20% Minimal FX impact Other modeling items • Tax rate: ~ 29.0% – 29.5% • Cap Ex: ~ $40M - $45M • Free Cash Flow will be 120% – 125% of net income • Continued share repurchases: ~ net 1% reduction • EPS estimate excludes future acquisitions and associated costs and charges 8 Outlook: 2014 Guidance Summary

Q&A 9